Note 18 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments and Contingencies Disclosure [Abstract]
Note 18 - Commitments and Contingencies [Text Block]

18. Commitments and Contingencies

a) Commitments

  Commitments for purchase of natural gas

Petrobras entered into an agreement with Yacimientos Petrolíferos Fiscales Bolivianos (YPFB), to purchase a total of 201.9 billion m3 of natural gas during the term of the agreement, undertaking to purchase minimum annual volumes at a price calculated according to a formula indexed to the price of fuel oil. The agreement is valid until 2019 and will be renewed until the total contracted volume has been consumed. The pipeline achieved an average throughput of 22.0 million cubic meters per day during 2010.

In the period between 2002 and 2005, Petrobras bought less than the minimum volume established in the agreement with YPFB and paid US$81, referring to the volumes not transported, the credits for which will be realized through the drawing of future volumes.

The commitments for purchases of gas up to the end of the agreement represent annual average volumes of 24 million cubic meters per day.

In the fourth quarter of 2009 Petrobras and YPFB signed a contractual addendum which regulates the payment of additional amounts to YPFB referring to the quantity of liquids (heavy hydrocarbons) present in the natural gas imported by Petrobras from YPFB through a Gas Supply Agreement (GSA). The addendum establishes additional amounts between US$100 and US$180 per year, applied to the volumes of gas delivered as from May 2007. With respect to 2007, the obligation for additional payment by Petrobras was recorded as a provision and was settled in February 2010. The payment of the amounts referring to subsequent years will only be due after compliance with a condition precedent established in the addendum, which will demand additional negotiations with YPFB.

  Commitments for purchase of oil and oil products

In an effort to ensure procurement of oil products for the Company's customers, the Company currently has several short and long-term normal purchase contracts with maturity dates up to 2019, which collectively obligate it to purchase a minimum of approximately 453,802 barrels of crude oil and oil products per day at market prices.

  Minimum operating lease payments

The Company is committed to make the following minimum payments related to operating leases as of December 31, 2010:

2011	10,645
2012	9,511
2013	7,622
2014	6,232
2015	3,481
2016 and thereafter	10,587

Minimum operating lease payment commitments	48,078

The Company incurred US$5,943, US$3,939 and US$2,983, in rental expense on operating leases at December 31, 2010, 2009 and 2008, respectively.

  Guarantees for concession agreements for petroleum exploration

Petrobras provided guarantees to the ANP for the minimum exploration program defined in the concession contracts for exploration areas, totaling US$3,209 (US$2,355 in 2009). Out of this total, US$2,849 (US$2,042 in 2009) represents a pledge on the oil to be extracted from previously identified fields already in production, for areas in which the Company had already made commercial discoveries or investments. For areas whose concessions were obtained by bidding from the ANP, Petrobras has given bank guarantees totaling US$1,096 through December 31, 2010 (US$333 in 2009).

b) Litigation

Petrobras is subject to a number of commitments and contingencies arising in the normal course of its business. Additionally, the operations and earnings of the Company have been, and may be in the future, affected from time to time in varying degrees by political developments and laws and regulations, such as the Federal Government's continuing role as the controlling shareholder of the Company, the status of the Brazilian economy, forced divestiture of assets, tax increases and retroactive tax claims, and environmental regulations. The likelihood of such occurrences and their overall effect upon the Company are not predictable.

The Company is a defendant in numerous legal actions involving civil, tax, labor, corporate and environment issues arising in the normal course of its business. Based on the advice of its internal legal counsel and management's best judgment, the Company has recorded accruals in amounts sufficient to provide for losses that are considered probable and reasonably estimable. At December 31, 2010 and 2009, the respective amounts accrued by type of claims are as follows:

	As of December 31,
	2010	2009
Labor claims	119	71
Tax claims	361	94
Civil claims	214	272
Commercials claims and other contingencies	66	63
Total	760	500
Current contingencies	-	(31)
Long-term contingencies	760	469

As of December 31, 2010 and 2009, in accordance with Brazilian law, the Company had paid US$1,674 and US$1,158 respectively, into federal depositories to provide collateral for these and other claims until they are settled. These amounts are reflected in the balance sheet as restricted deposits for legal proceedings and guarantees.

b.1) Proceedings classified as probable losses

The principal proceedings, disclosed previously as a possible loss, this quarter are classified as a probable loss, due to the development of the legal case or agreements in progress, as follows:

  ICMS - Sinking of Platform P-36

In 2001, Platform P-36 was imported by Petrobras through temporary admission in accordance with the special regime for imports and exports (REPETRO) which suspends taxation and, therefore, on this occasion state taxes were not due.

With the sinking of the platform, in March 2001, the State of Rio de Janeiro initiated actions for collection of the suspended ICMS through tax foreclosure proceedings as it understands that there will no longer be return of the platform.

In February 2010, with an unfavorable decision at the last level of appeals in the Superior Court of Rio de Janeiro, Petrobras began to evaluate the legal aspects of the suit and the economic aspects of the use of the benefits of tax amnesty established in State Law 5,647, of January 18, 2010, which permits elimination of fines and an expressive decrease in other charges, as well as the possibility of payment with court order debts.

Petrobras adhered to the payment conditions of the aforementioned State Law, fixing the total amount agreed upon with the State of Rio de Janeiro in the amount of US$269, where US$65 was in court order debts.

  Triunfo Agro Industrial S.A and others

During the year 2000, Triunfo Agro Industrial and Others filed a suit against Petrobras, claiming losses and damages as a result of the annulling of a credit assignment transaction - excise tax (IPI) premium. The hearing by the Superior Court of Rio de Janeiro, in the second instance, was unfavorable to Petrobras and approval was denied for the appeal lodged by the Company.

Parallely to the filing of the aforementioned appeals, on September 28, 2010 Petrobras filed a motion for annulling judgment before the Full Bench of the Superior Court of Rio de Janeiro, where it obtained, by 20 votes to one, an injunction that prohibits any withdrawal of values on the part of the plaintiffs.

Based on its legal counsels' advice, the Company has assessed risk of loss to be probable. The maximum estimated exposure as at December 31, 2010, is around US$298, which has been provided. The Company has a balance of deposits in court for this process in the amount of US$205, resulting in a net amount of US$94.

  Notice of infraction - National Agency for Petroleum, Natural Gas and Biofuel - ANP

On July 1, 2010, the Company received a notice that a suit had been filed by ANP, in the amount of US$133, for the alleged miscalculations of the special participation tax basis in the Barracuda and Caratinga fields. On July 15, 2010, Petrobras filed its defense with ANP.

On September 30, ANP presented a new official letter, with a review of the amount for the official notification, as it understands that part of the leasing agreement would not consist of a financing transaction.

On October 28, 2010, Petrobras filed with ANP a request for payment in installments over 30 months in a total amount of US$52, based on the amount established in Official letter 646/2010/SPG, of October 15, 2010. Until December 31, 2010, the Company had paid three installments.

Plaintiff: The Fisherman's Federation of the State of Rio de Janeiro (FEPERJ)

On behalf of its members, FEPERJ is making a number of claims for indemnification as a result of an oil spill in Guanabara Bay which occurred on January 18, 2000. At the time, Petrobras paid out extrajudicial indemnification to all who proved they were fishermen when the accident happened. According to the records of the national fishermen's registry, only 3,339 people were eligible to claim indemnification.

On February 2, 2007, the decision, partially accepting the expert report, was published and, on the pretext of quantifying the amount of the conviction, established that the parameters for the respective calculation based on the criteria would result in an amount of US$661. Petrobras appealed against this decision before the Court of Appeals of Rio de Janeiro, as the parameters stipulated in that the decision had already been specified by the Court of Appeals of Rio de Janeiro, itself. The appeal was accepted. On June 29, 2007, the decision of the First Civil Chamber of the Court of Appeals of the State of Rio de Janeiro was published, denying approval of the appeal filed by Petrobras and approving the appeal lodged by FEPERJ. Special appeals were lodged by Petrobras against this decision, which in a decision handed down on November 19, 2009 by the Superior Court of Justice, were considered fit annul the court decision of the First Civil Chamber of the Superior Court of Rio de Janeiro. Publication of the court decision is being awaited in order to evaluate whether new appeals will be lodged by FEPERJ, or whether the process will be returned to the Superior Court of Rio de Janeiro for a new hearing.

In accordance with the Company's expert assistant calculation, the recorded amount ofUS$30 represents the award that will be set by the court at the end of the process. Based on its legal counsels' advice, the Company has assessed risk of loss to be probable.

Plaintiff: Federal Revenue Department of Rio de Janeiro - Income Tax Withheld at Source related to CLEP

On July 16, 2009, Companhia Locadora de Equipamentos Petrolíferos (CLEP) received an assessment notice questioning the rate of Income Tax Withheld at Source, applicable to the issuing of securities abroad. Possibility of applying the Brazil - Japan Treaty (Dec. 61.889/67). On August 14, 2009, CLEP filed a refutation of this tax assessment notice in the Regional Federal Revenue Office of Rio de Janeiro. On September 3, 2009 the process was remitted to the Control and Hearing Service - DRJ. The maximum updated exposure for Petrobras as at December 31, 2010 is US$250. These amounts refer to the consolidated companies and were offset against the balance of financing in current and non-current liabilities.

The petition for an injunction for renewal of the notification of the decision handed down in the Administrative Process and suspension of the demandability of the debit of income tax withheld at source was dismissed, which permitted the filing of a bill of review on November 19, 2010.

On December 2, 2010, the petition for advance relief was partially granted, suspending the acts of collection of the debit until the new notification of the aforementioned decision is made at the administrative level.

b.2) Proceedings classified as possible losses

Plaintiff: Porto Seguro Imóveis Ltda.

On November 23, 1992, Porto Seguro Imóveis Ltda., a minority shareholder of Petroquisa, filed a suit against Petrobras in the State Court of Rio de Janeiro related to alleged losses resulting from the sale of a minority holding by Petroquisa in various petrochemical companies included in the National Privatization Program introduced by Law No. 8,031/90.

In this suit, the plaintiff claims that Petrobras, as the majority shareholder in Petroquisa, should be obliged to reinstate the "loss" caused to the net worth of Petroquisa, as a result of the acts that approved the minimum sale price of its holding in the capital of privatized companies. A decision was handed down on January 14, 1997, that considered Petrobras liable with respect to Petroquisa for losses and damages in an amount equivalent to US$3,406.

In addition to this amount, Petrobras was required to pay the plaintiff 5% of the value of the compensation as a premium (see art. 246, paragraph 2 of Law No. 6,404/76), in addition to attorneys' fees of approximately 20% of the same amount.

In performance of the decision published on June 05, 2006, the Company is now awaiting assignment of the agenda to re-examine the matter relating to the blocking of Petrobras' Special Appeal.

Petrobras filed a special, extraordinary appeal before the Superior Court of Justice (STJ) and the Federal Supreme Court (STF), which were rejected. Petrobras then filed an interlocutory appeal against the decision before the Superior Court of Justice and the Federal Supreme Court.

The Special Appeal offered by Porto Seguro, which sought to bar the processing of the Special Appeal by Petrobras was heard and dismissed in December 2009.

The publication of this decision and judgment of the aforementioned Special Appeal through which Petrobras seeks to totally reverse the sentence is being awaited.

If the award is not reversed, the indemnity estimated to Petroquisa, including monetary correction and interest, would be US$11,422. As Petrobras owns 100% of Petroquisa's share capital, a portion of the indemnity estimated at US$7,539, will not represent a disbursement from Petrobras' Group. In case of loss, Petrobras would have to pay US$571 to Porto Seguro and US$2,284 to Lobo & Ibeas by means of attorney's fees. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: Kalium Mineração S.A.

Kalium Mineração S.A. brought an action for losses and damages and loss of earnings due to the contractual rescission. Considered as with the ground, partially, at the first instance. The two parties lodged appeals which were dismissed. Petrobras is awaiting a hearing of the extraordinary appeal lodged with the Federal Supreme Court and a special appeal with the Superior Court of Justice on September 18, 2003, both of which were admitted. There is also a special appeal by Kalium which is awaiting a hearing. The maximum exposure including monetary restatement for Petrobras as of December 31, 2010 is US$117. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: Destilaria J.B. Ltda. and Others

Collection of charges on invoices related to the purchase of alcohol paid late. There is a final and unappealable condemnatory decision in an amount to be calculated and still pending confirmation.

Indeterminate maximum exposure. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: IBAMA (Brazilian Institute for the Environment and Renewable Resources)

Failure to comply with the Settlement and Commitment Agreement (TAC) clause relating to Campos Basin of August 11, 2004 by continuing drilling without prior consent. The lower administrative court sentenced Petrobras to pay for the non-compliance to the TAC. The Company filed a hierarchical appeal to the Ministry of the Environment which is awaiting judgment. The maximum exposure including monetary restatement for Petrobras as at December 31, 2010, is US$109. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: National Agency for Petroleum, Natural Gas and Biofuel - ANP

Fine for non-compliance with minimum exploration programs - "Rodada Zero". The execution of the fines is suspended through an injunction, pursuant to records of the suit lodged by Petrobras. Through a civil suit, the Company is claiming recognition of its credit resulting from article 22, paragraph 2 of the Petroleum Law, requesting the offsetting of the eventual debt that Petrobras may have with ANP. Both the legal processes, which are being handled jointly, are in the evidentiary stage.

The maximum exposure including monetary restatement for Petrobras as of December 31, 2010 is US$219. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

c) Notification from the INSS - joint liability

The Company received various tax assessments related to social security amounts payable as a result of irregularities in presentation of documentation required by the INSS, to eliminate its joint liability in contracting civil construction and other services, stipulated in paragraphs 5 and 6 of article 219 and paragraphs 2 and 3 of article 220 of Decree No. 3,048/99.

In order to guarantee the appeals' filing and/or the obtainment from INSS of Debt Clearance Certificate, US$69 from the amounts disbursed by the Company is recorded as restricted deposits for legal proceedings and guarantees and may be recovered under the respective proceedings in progress, which are related to 332 assessments amounting to US$218 at December 31, 2010. Petrobras' legal department expects a possible defeat regarding these assessments, as it considers the risk of future disbursement to be possible.

d) Tax assessments

Plaintiff: Internal Revenue Service of Rio de Janeiro - Withholding Income Tax related to charter of vessels

The Internal Revenue Service of Rio de Janeiro filed two Tax Assessments against the Company in connection with Withholding Income Tax on foreign remittances of payments related to charter of vessels of movable platform types for the years 1999 through 2002.

The Internal Revenue Service, based on Law No. 9,537/97, Article 2, considers that drilling and production platforms cannot be classified as sea-going vessels and therefore should not be chartered but leased. Based on this interpretation, overseas remittances for servicing chartering agreements would be subject to withholding tax at the rate of 15% or 25%.

Petrobras has defended itself against these tax assessments. Administrative appeals were lodged with High Court of Appeals for Fiscal Matters, last administrative level, which still await trial. The maximum exposure including monetary restatement for Petrobras as of December 31, 2010 is US$2,717. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: Rio de Janeiro state finance authorities - II and IPI Tax related to Termorio equipments

Rio de Janeiro state finance authorities filed a Tax Assessment against the Company in connection with II (Import Tax) and IPI (Federal VAT) contesting the tax classification as Other Electricity Generation Groups for the import of the equipment belonging to the thermoelectric power station Termorio S.A.

On August 15, 2006, Termorio filed in the inspector's department of the Federal Revenue Department of Rio de Janeiro a refutation against this tax deficiency notice, considering that the tax classifications that were made were based on a technical report of a renowned institute. In a session on October 11, 2007, the First Panel of Judgment dismissed the tax assessment, prevailing over a judge who voted for partial granting. The inspector's department of the Federal Revenue Department lodged an appeal with the Taxpayers' Council, which has not yet been heard. The maximum exposure including monetary restatement for Petrobras as of December 31, 2010, is US$468. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: Federal Revenue Service - Contribution of Intervention in the Economic Domain - CIDE

The Federal Revenue service filed a Tax Assessment against the Company due to non-payment in the period of March 2002 to October 2003 of the Contribution of Intervention in the Economic Domain - CIDE, the per-transaction tax payable to the Brazilian government, required to be paid by producers, blenders and importers upon sales and purchases of specified oil and fuel products at a set amount for different products based on the unit of measurement typically used for such products, pursuant to court orders obtained by Distributors and Fuel Stations, protecting them from levying of this charge. The lower court ruled the charge was correct. Petrobras filed a Voluntary Appeal, which is awaiting a hearing. The maximum exposure for Petrobras, including monetary restatement, as at December 31, 2010 is US$714. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: State Revenue Service of São Paulo

São Paulo state finance authorities filed a Tax Assessment against the Company in connection with the exclusion of the imports of natural gas from Bolívia from the ICMS taxation. The lower court ruled the charge was correct. Petrobras filed a Voluntary Appeal which was rejected. The maximum exposure for Petrobras, including monetary restatement, as December 31, 2010 is US$615. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: Federal Revenue Service

The Federal Revenue Service filed a Tax Assessment against the Company related to Withholding Income Tax on remittances to pay for oil imports. The lower court considered the assessment to be groundless. There was an appeal by the Federal Revenue Department to the Taxpayers' Council that was approved. Petrobras filed a spontaneous appeal which is awating a hearing. The maximum exposure including monetary restatement for Petrobras as at December 31, 2010 is US$536. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: Federal Revenue Service - Contribution of Intervention in the Economic Domain Charge - CIDE

The Federal Revenue service filed a Tax Assessment against the Company in connection with the failure by Petrobras to withhold CIDE (Contribution of Intervention in the Economic Domain Charge) on naphtha import operations resold to Braskem. The lower court considered the assessment to have grounds. Petrobras filed a spontaneous appeal which was transformed into inspections in the Company's establishments. Diligence attended. It is awaiting the hearing of the spontaneous appeal. The maximum exposure for Petrobras, including monetary restatement, as at December 31, 2010 is US$1,318. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: State Revenue Service of Rio de Janeiro

Rio de Janeiro state finance authorities filed a Tax Assessment against the Company in connection with the exclusion of the LNG transfer operations in the ambit of the centralizing establishment from the ICMS taxation. Unfavorable decision for Petrobras. Spontaneous appeal filed in the Taxpayers' Council, which denied approval for the appeal.The Company is evaluating the possibility of taking legal action. The maximum exposure for the Company, including monetary restatement, as December 31, 2010 is US$1,253. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: Municipal governments of Anchieta, Aracruz, Guarapari, Itapemirim, Jaguaré, Marataízes, Serra, Vila Velha and Vitória

Some municipalities located in the State of Espírito Santo have filed notices of infraction against Petrobras for the supposed failure to withhold service tax of any nature (ISSQN) on offshore services. Petrobras withheld the ISSQN; however, it paid the tax to the municipalities where the respective service providers are established, in accordance with Complementary Law 116/03. The Company presented administrative defenses with the aim of canceling the assessments and the majority are in the process of being heard. Of the municipalities with respect to those that have already exhausted the discussion (at the administrative level), only the municipality of Itapemirim has filed tax collection proceedings. In this judicial case, the Company has offered a guarantee and is defending itself, considering it paid the service tax (ISS) correctly, in the terms of Complementary Law 116/2003. The maximum exposure for the Company, including monetary restatement, as December 31, 2010 is US$868. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: State Revenue Service of Rio de Janeiro

Rio de Janeiro state finance authorities filed a Tax Assessment against the Company in connection with the incorrect use of ICMS credits from drilling bits and chemical products used in formulating drilling fluid. The State Finance Department of Rio de Janeiro drafted notices of tax assessment as it understands that they comprise material for use and consumption, for which use of the credit will only be permitted as from 2011. The Company presented administrative defenses with the aim of cancelling the assessments and the majority are still in the process of being heard. The maximum exposure for the Company, including monetary restatement, as December 31, 2010 is US$356. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: State Revenue Service of São Paulo

São Paulo state finance authorities filed a Tax Assessment against the Company in connection with termination of collection of ICMS and a fine for importing and non-compliance with an accessory obligation. Temporary admission - Drilling rig - Admission in Sao Paulo - Customs clearance in Rio de Janeiro (ICMS agreement 58/99). The lower court considered the assessment to have grounds. A spontaneous appeal was lodged on December 23, 2009, which is awaiting a hearing. The maximum exposure for the Company, including monetary restatement, as December 31, 2010 is US$1,041. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: Finance and Planning Department of the Federal District

Federal District finance authorities filed a Tax Assessment against the Company in connection with payment of ICMS due to omission on exit (Inventories). The lower court considered the assessment to have grounds. Petrobras filed a spontaneous appeal which is awaiting a hearing. The maximum exposure for the Company, including monetary restatement, as December 31, 2010 is US$86. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

Plaintiff: State Finance Department of Bahia

Incorrect allocation of credit, difference in the ICMS rate for material for use and consumption.

The lower court considered the assessment to have grounds. Petrobras filed a spontaneous appeal which is awaiting a hearing. The maximum exposure for the Company, including monetary restatement, as December 31, 2010 is US$140. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

e) Environmental matters

The Company is subject to various environmental laws and regulations. These laws regulate the discharge of oil, gas or other materials into the environment and may require the Company to remove or mitigate the environmental effects of the disposal or release of such materials at various sites.

The Company's management considers that any expenses incurred to correct or mitigate possible environmental impacts should not have a significant effect on operations or cash flows.

PEGASO - (Programa de Excelência em Gestão Ambiental e Segurança Operacional)

During 2000 the Company implemented an environmental excellence and operational safety program - PEGASO - (Programa de Excelência em Gestão Ambiental e Segurança Operacional). The Company made expenditures of approximately US$5,628 from 2000 to December 31, 2010 under this program. During the years ended December 31, 2010 and 2009 the Company made expenditures of approximately US$325 and US$300, respectively. The Company believes that future payments related to environmental clean-up activities resulting from these incidents, if any, will not be material.

Presidente Getúlio Vargas refinery oil spill

On July 16, 2000, an oil spill occurred at the Presidente Getúlio Vargas refinery releasing crude oil in the surrounding area. The Federal and State of Paraná Prosecutors have filed a civil lawsuit against the Company seeking US$1,176 in damages, which have already been contested by the Company. Additionally, there are two other actions pending, one by the Instituto Ambiental do Paraná (Paraná Environmental Institute) and by another civil association called AMAR that have already been contested by the Company. Awaiting initiation of the expert investigation to quantify the amount. The court determined that the suits brought by AMAR and the Federal and State Prosecutors be tried as one. The maximum exposure including monetary restatement for Petrobras as of December 31, 2010 is US$91 related to AMAR and US$3,471 to The Federal and State of Paraná Prosecutors.

Based on its legal counsels' advice, the Company's Administration has assessed risk of loss to be possible.

Araucária-Paranaguá pipeline rupture

On February 16, 2001, the Company's Araucária-Paranaguá pipeline ruptured and as a result fuel oil was spilled into the Sagrado, Meio, Neves and Nhundiaquara Rivers located in the state of Paraná. As a result of the accident, the Company was fined approximately US$80 by the Instituto Ambiental do Paraná (Paraná Environmental Institute), which was contested by the Company through administrative proceeding but the appeal was rejected. The court determined that the suits brought by AMAR and the Federal and State Prosecutors be tried as one. The maximum exposure including monetary restatement for Petrobras as of December 31, 2010 is US$94. Based on its legal counsels' advice, the Company's Administration has assessed risk of loss to be possible.

Oil spill related to the sinking of P-36 Platform

On March 15, 2001, a spill resulting from the accident involving the P-36 platform occurred, causing a release of diesel fuel and crude oil. According to that published on May 23, 2007, the claim was considered to have grounds, in part, to sentence Petrobras to pay the amount of US$56 (R$100 million) in damages for the damage caused to the environment, to be restated monthly and with 1% per month interest on arrears as counted from the date on which the event took place. Petrobras filed a motion for clarification, which is pending judgment. The maximum exposure including monetary restatement for Petrobras as of December 31, 2010 is US$178. Based on its legal counsels' advice, the Company has assessed risk of loss to be possible.

f) Proceedings for small amounts

The Company is involved in a number of legal and administrative proceedings with expectations of possible losses, whose total for legal nature reaches US$63 for civil actions, US$561 for labor actions, for US$674 for tax actions and US$103 for environmental actions.